                                                  EXHIBIT 99-2

                                                        NORTHERN STATES POWER COMPANY
 [LOGO]                                        414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401
                                              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                            PROXY FORM

 [LOGO]

Please sign EXACTLY as your name(s) appear(s) on this form. Attorneys, executors, administrators, trustees, or guardians should so indicate when signing. For joint accounts, one joint owner may sign.

Signature _______________________   Date _________________________________, 1995

Signature _______________________   Date _________________________________, 1995

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE REVIEW THE ENCLOSED JOINT PROXY STATEMENT/ PROSPECTUS, COMPLETE THIS PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU PLAN TO ATTEND THE MEETING, YOU MUST COMPLETE THE FORM BELOW AND RETURN IT TO NSP BY SEPTEMBER 5, 1995

                   (CONTINUED AND TO BE VOTED ON OTHER SIDE)

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
                                                        1995 ANNUAL MEETING GUIDELINES
 [LOGO]

 [LOGO]

In the interest of an orderly and constructive meeting, the following guidelines will apply for NSP's Annual Meeting of Shareholders on Wednesday, September 13, 1995 at 10:00 a.m. at the Minneapolis Convention Center, 1301 Second Avenue South, Minneapolis, Minnesota.

1. To gain entrance to the meeting, you must present an admission ticket or evidence of ownership of NSP stock. To obtain an admission ticket, complete the request form below and return it to NSP by September 5, 1995.

2. You will be required to pass through a metal detector similar to those at airports. Briefcases, purses and parcels will be examined. The use of cameras or sound recording equipment is prohibited, except those employed by the Company to provide a record of the proceedings.

3.   The   business  of   the  meeting   is  set   forth  in   the  Joint  Proxy
     Statement/Prospectus and will be published on an Agenda that you will receive at the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy form in the envelope provided. If you wish to change your vote or have not voted by proxy, a ballot will be distributed to you at the meeting.

4. Time has been reserved at the end of the meeting for shareholder questions that relate to the business of the Company. If you want to speak, please go to the nearest microphone, state your name and confirm that you are a shareholder before asking your question. Please direct all questions to the Chairman. Questions from the floor are limited to three minutes to provide an opportunity for as many shareholders as possible.

5. Although personal grievances and claims are not appropriate subjects for the meeting, you may submit any grievance or claim in writing to any usher or Company representative, and the Company will respond as soon as possible after the meeting.

6. The Chairman in his sole discretion shall have authority to conduct the meeting and rule on any questions or procedures that may arise.

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     -  -  -  -   --  -  -   -  -  -   -  -  -   -  -  -   -  -  -   -  -  -   -

                                           NORTHERN STATES POWER COMPANY
 [LOGO]                           414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

                               ANNUAL MEETING ADMISSION AND
 [LOGO]                         PARKING TICKET REQUEST FORM

IMPORTANT: You must complete this request form and return it to NSP by September 5, 1995 if you plan to attend the 1995 Annual Meeting. We will send you the Admission Ticket for the Meeting and a Parking Ticket with directions and parking instructions.

Name(s) of shareholders attending the meeting:         (Please Print)
Mail to:                                                          NAME        IMPORTANT: THIS FORM WILL BE USED
                                                                  Street      AS THE RETURN-MAILER FOR YOUR
                                                                  Apt.        ADMISSION AND PARKING TICKETS.
                                                                  Box #       PLEASE PRINT LEGIBLY SO THE POST
                                                                  City        OFFICE WILL DELIVER YOUR TICKETS.
                                                                  State
                                                                  Zip
I (We) will attend NSP's Annual Meeting, and have read and understand the Meeting Guidelines and security procedures.

Signature                                                                     Date , 1995
Signature                                                                     Date , 1995

                                           NORTHERN STATES POWER COMPANY                                  PROXY FORM
 [LOGO]                           414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

The undersigned appoints Edward J. McIntyre, Chandra G. Houston and Gary R. Johnson, or any of them, each with full power of substitution, to represent and vote the shares of stock held by the undersigned at the Annual Meeting of Shareholders on Wednesday, September 13, 1995, at 10 a.m., and any adjournments thereof, as follows. IF YOU WISH TO INDICATE YOUR VOTE, PLEASE MARK AN "X" IN THE BOXES BELOW.
YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

1. ELECTION OF FOUR DIRECTORS IN CLASS III. (If you wish to withhold authority to vote for any of the Directors, strike out the appropriate name(s)):
   H. Lyman Bretting   David A. Christensen   Allen F. Jacobson   Margaret R. Preska                    / / FOR    / / WITHHOLD
2. APPROVAL OF MERGER WITH WISCONSIN ENERGY CORPORATION.                                                / / FOR    / / AGAINST
3. APPROVAL OF PRIMERGY STOCK INCENTIVE PROGRAM.                                                        / / FOR    / / AGAINST
4. APPROVAL OF PRIMERGY MANAGEMENT INCENTIVE COMPENSATION PLAN.                                         / / FOR    / / AGAINST
5. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS.                          / / FOR    / / AGAINST

1. ELECTION OF FOUR DIRECTORS IN CLASS III. (If you wish to withhold authority to vote for any of the
   H. Lyman Bretting   David A. Christensen   Allen F. Jacobson   Margaret R. Preska
2. APPROVAL OF MERGER WITH WISCONSIN ENERGY CORPORATION.                                                / / ABSTAIN
3. APPROVAL OF PRIMERGY STOCK INCENTIVE PROGRAM.                                                        / / ABSTAIN
4. APPROVAL OF PRIMERGY MANAGEMENT INCENTIVE COMPENSATION PLAN.                                         / / ABSTAIN
5. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS.                          / / ABSTAIN

appropriate name(s)):

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSALS 6, AND 7.

6. SHAREHOLDER RESOLUTION ON PUBLIC IMAGE                                          / / FOR    / / AGAINST      / / ABSTAIN
7. SHAREHOLDER RESOLUTION ON REGULATORY REFORM                                     / / FOR    / / AGAINST      / / ABSTAIN
8. IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED AS INDICATED. IF NO INDICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3, 4 AND 5, AND "AGAINST" PROPOSALS 6 AND 7.

                          (TO BE SIGNED ON OTHER SIDE)

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

                                                        NORTHERN STATES POWER COMPANY
 [LOGO]                                        414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401
                                         THIS VOTING DIRECTIVE IS SOLICITED BY THE BOARD OF DIRECTORS

                           ESOP VOTING

 [LOGO]                      DIRECTIVE

Please sign EXACTLY as your name appears on this form.

Signature _______________________   Date _________________________________, 1995

IMPORTANT: PLEASE MAIL PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE THAT THE VOTING RIGHTS REPRESENTED BY THE SHARES ALLOCATED TO YOUR ACCOUNT CAN BE EXERCISED BY THE TRUSTEE.

IF YOU PLAN TO ATTEND THE MEETING, YOU MUST COMPLETE THE FORM BELOW AND RETURN IT TO NSP BY SEPTEMBER 5, 1995.

                   (CONTINUED AND TO BE VOTED ON OTHER SIDE)

-- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
--   --   -   -   -   -   -   -   -   -   -   -   -   -   -   -   -   -   -    -

                                                        1995 ANNUAL MEETING GUIDELINES
 [LOGO]

 [LOGO]

In the interest of an orderly and constructive meeting, the following guidelines will apply for NSP's Annual Meeting of Shareholders on Wednesday, September 13, 1995 at 10:00 a.m. at the Minneapolis Convention Center, 1301 Second Avenue South, Minneapolis, Minnesota.

1. To gain entrance to the meeting, you must present an admission ticket or evidence of ownership of NSP stock. To obtain an admission ticket, complete the request form below and return it to NSP by September 5, 1995.

2. You will be required to pass through a metal detector similar to those at airports. Briefcases, purses and parcels will be examined. The use of cameras or sound recording equipment is prohibited, except those employed by the Company to provide a record of the proceedings.

3.   The   business  of   the  meeting   is  set   forth  in   the  Joint  Proxy
     Statement/Prospectus and will be published on an Agenda that you will receive at the meeting. Whether or not you plan to attend the meeting, please sign, date and return the proxy form in the envelope provided. If you wish to change your vote or have not voted by proxy, a ballot will be distributed to you at the meeting.

4. Time has been reserved at the end of the meeting for shareholder questions that relate to the business of the Company. If you want to speak, please go to the nearest microphone, state your name and confirm that you are a shareholder before asking your question. Please direct all questions to the Chairman. Questions from the floor are limited to three minutes to provide an opportunity for as many shareholders as possible.

5. Although personal grievances and claims are not appropriate subjects for the meeting, you may submit any grievance or claim in writing to any usher or Company representative, and the Company will respond as soon as possible after the meeting.

6. The Chairman in his sole discretion shall have authority to conduct the meeting and rule on any questions or procedures that may arise.

     - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
     -  -  -   --  -   -  -   -  -   -  -   -  -   -  -   -  -   -  -   -  -   -

                                           NORTHERN STATES POWER COMPANY
 [LOGO]                           414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401

                               ANNUAL MEETING ADMISSION AND
 [LOGO]                         PARKING TICKET REQUEST FORM

IMPORTANT: Because of limited seating capacity at the Annual Meeting, employees are urged to forego attending so that other shareholder groups may attend. However, if you want to attend the meeting, the time away from your work would be personal time. In keeping with Company policy you must obtain your supervisor's permission to take a Vacation or MAT day. To request an Admission Ticket and Parking Ticket, please print your name and address below. The form needs to be signed by you and also by your supervisor as indicated. Return the completed form to NSP by September 5, 1995 if you plan to attend the 1995 Annual Meeting. We will send you the Admission Ticket for the Meeting and a Parking Ticket with directions and parking instructions.

Mail to:                                                          NAME        IMPORTANT: THIS FORM WILL BE USED
                                                                  Street      AS THE RETURN-MAILER FOR YOUR
                                                                  Apt.        ADMISSION AND PARKING TICKETS.
                                                                  Box #       PLEASE PRINT LEGIBLY SO THE POST
                                                                  City        OFFICE WILL DELIVER YOUR TICKETS.
                                                                  State
                                                                  Zip
I (We) will attend NSP's Annual Meeting, and have read and understand the Meeting Guidelines and security procedures.

Signature of ESOP Participant                                                 Date , 1995
Signature of Supervisor                                                       Date , 1995

                                           NORTHERN STATES POWER COMPANY                                 ESOP VOTING
 [LOGO]                           414 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55401                          DIRECTIVE

The undersigned hereby instructs First Trust N.A. St. Paul, Minnesota, as Trustee of the Northern States Power Company Employee Stock Ownership Trust to vote the shares of common stock allocated to the Account of the undersigned in said Trust, either directly or by designation of proxies, at the Annual Meeting of Shareholders on Wednesday, September 13, 1995, at 10 a.m., and any adjournments thereof, as follows. IF YOU WISH TO INDICATE YOUR VOTE, PLEASE MARK AN "X" IN THE BOXES BELOW.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

1. ELECTION OF FOUR DIRECTORS IN CLASS III. (If you wish to withhold authority to vote for any of the Directors, strike out the appropriate name(s)):
   H. Lyman Bretting   David A. Christensen   Allen F. Jacobson   Margaret R. Preska                    / / FOR    / / WITHHOLD
2. APPROVAL OF MERGER WITH WISCONSIN ENERGY CORPORATION.                                                / / FOR    / / AGAINST
3. APPROVAL OF PRIMERGY STOCK INCENTIVE PROGRAM.                                                        / / FOR    / / AGAINST
4. APPROVAL OF PRIMERGY MANAGEMENT INCENTIVE COMPENSATION PLAN.                                         / / FOR    / / AGAINST
5. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS.                          / / FOR    / / AGAINST

1. ELECTION OF FOUR DIRECTORS IN CLASS III. (If you wish to withhold authority to vote for any of the
   H. Lyman Bretting   David A. Christensen   Allen F. Jacobson   Margaret R. Preska
2. APPROVAL OF MERGER WITH WISCONSIN ENERGY CORPORATION.                                                / / ABSTAIN
3. APPROVAL OF PRIMERGY STOCK INCENTIVE PROGRAM.                                                        / / ABSTAIN
4. APPROVAL OF PRIMERGY MANAGEMENT INCENTIVE COMPENSATION PLAN.                                         / / ABSTAIN
5. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS.                          / / ABSTAIN

appropriate name(s)):

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" PROPOSALS 6, AND 7.

6. SHAREHOLDER RESOLUTION ON PUBLIC IMAGE.                                         / / FOR    / / AGAINST      / / ABSTAIN
7. SHAREHOLDER RESOLUTION ON REGULATORY REFORM.                                    / / FOR    / / AGAINST      / / ABSTAIN
8. IN THEIR DISCRETION TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS VOTING DIRECTIVE WILL BE VOTED AS INDICATED. IF NO INDICATION IS MADE, THE VOTING DIRECTIVE WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSALS 2, 3, 4 AND 5, AND "AGAINST" PROPOSALS 6 AND 7.

                          (TO BE SIGNED ON OTHER SIDE)

-- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
--   -   -    -   -   -    -   -   -    -   -   -    -   -   -    -   -   -    -